March 31, 2021

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements about nCino’s financial and operating results, including statements regarding nCino’s future performance and outlook, the assumptions underlying those statements, the benefits from the use of nCino’s solutions, our strategies, and general business conditions. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions and the negatives thereof. Any forward-looking statements contained in this presentation are based upon nCino’s historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino’s expectations as of the date of this presentation. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to: (i) risks associated with the impact of the COVID-19 pandemic, including the impact to the financial services industry, the impact on general economic conditions and the impact of government responses, restrictions, and actions; (ii) breaches in our security measures or unauthorized access to our customers’ or their clients' data; (iii) the accuracy of management’s assumptions and estimates; (iv) our ability to attract new customers and succeed in having current customers expand their use of our solutions; (v) competitive factors, including pricing pressures, consolidation among competitors, entry of new competitors, the launch of new products and marketing initiatives by our competitors, and difficulty securing rights to access or integrate with third party products or data used by our customers; (vi) the rate of adoption of our newer solutions and the results of our efforts to sustain or expand the use and adoption of our more established solutions; (vii) fluctuation of our results of operations, which may make period-to-period comparisons less meaningful; (viii) our ability to manage our growth effectively including expanding outside of the United States; (ix) adverse changes in our relationship with Salesforce; (x) our ability to successfully acquire new companies and/or integrate acquisitions into our existing organization; (xi) the loss of one or more customers, particularly any of our larger customers, or a reduction in the number of users our customers purchase access and use rights for; (xii) system unavailability, system performance problems, or loss of data due to disruptions or other problems with our computing infrastructure or the infrastructure we rely on that is operated by third parties; (xiii) our ability to maintain our corporate culture and attract and retain highly skilled employees; (xiv) adverse changes in the financial services industry, including as a result of customer consolidation; (xv) adverse changes in economic, regulatory, or market conditions; and (xvi) the outcome and impact of legal proceedings and related expenses. Additional risks and uncertainties that could affect nCino’s business and financial results are included in our reports filed with the U.S. Securities and Exchange Commission (available on our web site at www.ncino.com or the SEC's web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings nCino makes with the SEC from time to time. This presentation also contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. 2

TRANSFORMING FINANCIAL SERVICES THROUGH INNOVATION, REPUTATION AND SPEED Our Mission 3

Founding Story Live Oak started building in-house in 2009 Realized problems were endemic to other FIs Spun out as nCino in late 2011 Vision to deliver a single cloud- based platform 4

nCino at a Glance

BUILT BY BANKERS FOR BANKERS

KEY HIGHLIGHTS

- **Leading provider of cloud-based banking software**
- **Headquarters: Wilmington, NC**
- **Founded: Late 2011**
- **Employees: >1,100**
- **>$100K Customers: 224, including 36 > $1M in FY 2021**

FINANCIAL HIGHLIGHTS

~$12B	$204.3M
Serviceable Addressable Market (SAM)	FY 2021 Revenues
155%	**58.7%**
FY 2021 Subscription Revenue Retention Rate[1]	FY 2019 – FY 2021 Subscription Revenues CAGR

Note: Fiscal year end is January 31, 2021. (1) Subscription revenue retention rate is calculated as total subscription revenues in a fiscal year from customers who contracted for any of our solutions as of January 31 of the prior fiscal year, expressed as a percentage of total subscription revenues for the prior fiscal year. Subscription revenues from customers obtained through an acquisition will be included in the calculation for the periods they were a customer of nCino. Year-over-year increases in subscription revenues from existing customers reflect both the effect of phased activations of originally contracted for seats as well as additional sales to these customers.

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The Challenge 6

The Solution: The nCino Bank Operating System® 7

The Opportunity 2 0 1 8 Investments in SaaS expected to grow at more than 2X over the next 5 years (3) $13.0B $29.0B 2 0 2 385% 60% to Banks with digital investment as key priority (1) Banks plan to increase cloud investment over next three years (1) $63B for Software $376B Total IT Spend by Banks in 2018 Software Global Enterprise IT Spending within the Banking Market (2) 80% Source: (1) Ernst & Young LLC, Global Banking Outlook 2018: Pivoting Toward an Innovation-Led Strategy, May 2018. (2) Gartner, Forecast: Enterprise IT Spending by Vertical Industry Market. October 2019. (3) IDC, Worldwide Semi Annual Public Cloud Services Spending Guide, 2018H2, June 2019. 8

SAM Continues to Grow as the Platform Evolves CUSTOMER PORTAL ACCOUNT OPENING COMMERCIAL LENDING SMALL BUSINESS LENDING CREDIT ANALYSIS RETAIL LENDING MORTGAGE LENDING TREASURY MANAGEMENT Community Banks U.S. Enterprise Banks U.S. Europe Australia and New Zealand Japan 2012 2021 nCino IQ (nIQ) Future ~$12B SAM 9

SAM Details C O M M E R C I A L R E T A I L nIQ $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 SAM 4.5% 0.1% 0.6% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Commercial Retail nIQ S E G M E N T E D M A R K E T S H A R E SAM FY21 Subscription Revenues $ I N M I L L I O N S Source: nCino internal study 10

REVENUE INCREASES RISK REDUCTION Community Bank ($436M Asset Size) • 67% increase in loans (over ~3-year time period) • 70% decrease in approval process time • 31% decrease in qualified-to-booked time EFFICIENCY IMPROVEMENT Enterprise Bank ($187B Asset Size) • Time to yes from 7 to 2 business days • Time to cash from 17 to 4 business days COST SAVINGS Enterprise Bank ($302B Asset Size) • Retired 10 legacy applications and 26 legacy checklist documents and spreadsheets • Rolling out nCino to 10+ LOB’s with 2,600 users on nCino within 2 months Community Bank ($4.8B Asset Size) • Over 126,000 documents uploaded to Document Manager in one year • Reduced data re-keying from application to booking from 8 to 1 Key nCino Value Drivers Note: Case studies are not representative of all cases. 11

Land & Expand – One Platform, Many Entry Points

Global Customer	Enterprise Customer	Community/Regional Customer	Community/Regional Customer
Asset Size: ~$1.5T	**Asset Size: ~$130B**	**Asset Size: ~$20B**	**Asset Size: ~$6B**
LAND U.S. Business Banking	**LAND** Retail	**LAND** Deposit Account Opening	**LAND** Small Business Lending
EXPAND U.S. Commercial/TM U.K. Commercial	**EXPAND** Commercial	**EXPAND** Commercial	**EXPAND** Commercial
ACV (Annual Contract Value)	ACV	ACV	ACV
+300%	**+500%**	**+800%**	**+1,200%**



$1.4M
$5.8M
Land 2016
Today



$400K
$2.4M
Land 2019
Today



$100K
$1.1M
Land 2017
Today



$40K
$500K
Land 2013
Today

Note: Examples are not representative of all cases.

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: nCino Offices 7 Offices Globally 120+ Languages Supported 140+ Currencies Supported Deployed in 12 Countries Over 150+ Employees Outside of the U.S. Direct Sales and Go-to- market strategy KEY METRICS Well Positioned to Capture the Global Opportunity 13

The nCino Bank Operating System • SaaS Based Cloud Solution Built on the Salesforce Platform • Fully Integrated CRM • Single Digital Platform • Front, Middle & Back Office • Spans Lines of Business • Onboarding, Loans & Deposits Homegrown Solutions • Time consuming and expensive to develop and maintain • IT driven workflow and processes vs business driven • Innovation challenges as business needs and competitive landscape rapidly change Custom Build • Time consuming and expensive to develop and maintain • Lengthy development times • Platforms not designed for specific needs of financial services industry Point Solutions • Siloed with limited data sharing across business lines • Fragmented and inefficient processes and workflow Core Providers • nCino integrates with core systems • Operate as back end transactional systems • Offers additional point solution functionality alongside the core systems Competitive Landscape 14

Culture Driving Success 91% Customer Satisfaction 92% Employee Retention Recommend to a Friend 93% Approve of CEO 97% 15

Experienced Team of Software and FI Executives Pierre Naudé President & Chief Executive Officer Jonathan Rowe Chief Marketing Officer Josh Glover Chief Revenue Officer Sean Desmond Chief Customer Success Officer David Rudow Chief Financial Officer Trisha Price Chief Product Officer Greg Orenstein Chief Corporate Development & Legal Officer 16

Subscription Revenues Pricing Model Recurring Fee based on FI Assets or Transaction Volumes Recurring Fee based on % of Subscription Fees Recurring Fee based on per Users per Month Paid Up Front Annually* SUBSCRIPTION INCREMENTAL ADD-ON Foundation of Pricing Support and Maintenance | Sandbox | Shield nCino IQ | Treasury Mgmt | Customer Portal * Average Contract Length of 3.77 Years (1) | Non-cancellable (1) Represents average contract length as of FY 2021; excludes Visible Equity contracts 17

How the Revenue Model Works

Illustrative Contract Waterfall


($ in millions)
$1.3
$1.0
$0.8
$0.5
$0.3
$0.0
Initial ACV
Year 1
Year 2
Year 3
Year 4
Year 5
Revenues Recognized by Year

Commentary

These are generational buying decisions

- Phased seat activations:
  - Maintain price integrity
  - Maximize Total Contract Value[1]
  - Definitive seat activation dates

Assumptions

- 5-year contract
- Booking ACV $1M
- Seat activations are phased
- Activations result in recognized revenues

(1) "Total Contract Value" or "TCV" refers to the total value of all subscription and professional services fees associated with a customer contract.

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Expand Within and Across Our Existing Customers Expand Our Customer Base Globally Continue Strengthening and Extending Our Product Functionality Foster and Grow Our SI Ecosystem Selectively Pursue Strategic Transactions How nCino Will Grow 19

Our Unique Positioning SIGNIFICANT MARKET WITH EXPANSION OPPORTUNITY GLOBAL LEADER IN CLOUD BANKING DELIVERING A SINGLE, MULTI-TENANT SAAS PLATFORM STRONG CUSTOMER BASE WITH POWERFUL LAND AND EXPAND MODEL PREMIER TECHNOLOGY PLATFORM WITH AN EXTENSIVE PARTNER ECOSYSTEM RAPIDLY GROWING BUSINESS WITH HIGHLY VISIBLE SUBSCRIPTION REVENUES EXPERIENCED MANAGEMENT TEAM WITH EXTENSIVE BANKING AND TECHNOLOGY EXPERIENCE 20